OrthoPediatrics Corp. Achieves Record Preliminary Unaudited Revenue for Full Year 2024 and Issues 2025 Financial Guidance Achieves all-time high full year 2024 Revenue of $205 million representing growth of 38% Year-Over-Year Initiates guidance for record adjusted EBITDA in 2025 WARSAW, Ind., January 13, 2025 -- OrthoPediatrics Corp. (“OrthoPediatrics” or the “Company”) (Nasdaq: KIDS), a company focused exclusively on advancing the field of pediatric orthopedics, today announced preliminary unaudited financial highlights for the fourth quarter and full year ended December 31, 2024, issued 2025 financial guidance and provided business updates. 2024 Business and Financial Highlights: • Helped over 34,000 children in the fourth quarter 2024, the Company has now helped over 1.1 million children since inception • Generated record preliminary unaudited full year 2024 net revenue of $204.7 million, representing growth of 38% compared to $148.7 million in 2023. Preliminary full year domestic net revenue is expected to be $161.1 million, representing 45% annual growth and international net revenue is expected to be $43.6 million, representing 16% annual growth • Generated preliminary unaudited fourth quarter 2024 net revenue of $52.7 million, representing growth of 40% compared to $37.6 million in the fourth quarter of 2023. Preliminary domestic fourth quarter net revenue is expected to be $42.9 million, representing 52% growth compared to the prior year period, and international net revenue is expected to be $9.8 million, representing 5% growth compared to the prior year period 2025 Financial Guidance OrthoPediatrics projects 2025 revenue to be in the range of $235 million to $242 million, representing 15% to 18% growth compared to full year 2024 preliminary unaudited net revenue. The Company also expects its annual set deployment to be approximately $15 million and expects to generate between $15 million to $17 million of adjusted EBITDA for the full year 2025. “Throughout 2024 we continued to deliver strong results, advance our strategic initiatives, and grow our market share within pediatric orthopedics. Our Trauma and Deformity and Scoliosis businesses continue to execute and contribute to our overall growth as we drove topline revenue and significantly increased profitability,” commented David Bailey, President & CEO of OrthoPediatrics. “We are extremely pleased with the specialty bracing (OPSB) business performance. It has proven to be a tremendous market opportunity and provided an important strategic catalyst to further support our current customers. We are only beginning to scratch the surface of the potential for this business as a capital efficient top and bottom line driver we will continue to expand and scale over the coming years. As we look ahead, we are confident we have the right growth drivers in place to execute against our long-term outlook and deliver results all while we continue to make an impact for children.” The Company plans to release its fourth quarter and full year 2024 financial results and provide additional commentary on its financial outlook in early March. The quarterly and annual preliminary unaudited net revenue estimates for 2024 included in this press release are prior to the completion of review and audit procedures by the Company’s independent registered public accounting firm and are therefore subject to adjustment.

Forward-Looking Statements This press release includes "forward-looking statements" within the meaning of U.S. federal securities laws. You can identify forward-looking statements by the use of words such as "may," "might," "will," "should," "expect," "plan," "anticipate," "could," "believe," "estimate," "project," "target," "predict," "intend," "future," "goals," "potential,” "objective," "would" and other similar expressions. Forward- looking statements involve known and unknown risks, uncertainties and other factors, such as the impact of widespread health emergencies, such as COVID-19 and respiratory syncytial virus, and the other risks, uncertainties and factors set forth under "Risk Factors" in OrthoPediatrics’ Annual Report on Form 10-K filed with the SEC on March 8, 2024, as updated and supplemented by our other SEC reports filed from time to time, that may cause our results, activity levels, performance or achievements to be materially different from the information expressed or implied by the forward-looking statements;. Forward-looking statements speak only as of the date they are made. OrthoPediatrics assumes no obligation to update forward-looking statements to reflect actual results, subsequent events, or circumstances or other changes affecting such statements except to the extent required by applicable securities laws. Use of Non-GAAP Financial Measures This press release includes certain non-GAAP financial measures such as Adjusted EBITDA, which differs from financial measures calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). Adjusted EBITDA in this release represents net loss, plus interest expense, net plus other expense, provision for income taxes (benefit), depreciation and amortization, tradename impairment, stock-based compensation expense, fair value adjustment of contingent consideration, acquisition related costs, nonrecurring PEGA conversion fees, Midcap financing termination loss, and the cost of minimum purchase commitments. The Company believes the non-GAAP measures provided in this earnings release enable it to further and more consistently analyze the period-to-period financial performance of its core business operating performance. Management uses these metrics as a measure of the Company’s operating performance and for planning purposes, including financial projections. The Company believes these measures are useful to investors as supplemental information because they are frequently used by analysts, investors and other interested parties to evaluate companies in its industry. Adjusted EBITDA is a non-GAAP financial measure and should not be considered as an alternative to, or superior to, net income or loss as a measure of financial performance or cash flows from operations as a measure of liquidity, or any other performance measure derived in accordance with GAAP, and it should not be construed to imply that the Company’s future results will be unaffected by unusual or non-recurring items. In addition, the measure is not intended to be a measure of free cash flow for management’s discretionary use, as it does not reflect certain cash requirements such as debt service requirements, capital expenditures and other cash costs that may recur in the future. Adjusted EBITDA contains certain other limitations, including the failure to reflect our cash expenditures, cash requirements for working capital needs and other potential cash requirements. In evaluating these non-GAAP measures, you should be aware that in the future the Company may incur expenses that are the same or similar to some of the adjustments in this presentation. The Company’s presentation of Adjusted EBITDA should not be construed to imply that its future results will be unaffected by any such adjustments. Management compensates for these limitations by primarily relying on the Company’s GAAP results in addition to using these adjusted measures on a supplemental basis. The Company’s definition of these measures is not necessarily comparable to other similarly titled captions of other companies due to different methods of calculation. The estimated Adjusted EBITDA amounts included herein are preliminary and reconciliations cannot be produced at this time without unreasonable effort. The Company expects to provide a reconciliation of

Adjusted EBITDA to the most comparable GAAP measure in its earnings release relating to the fourth quarter and full year 2024 financial results. About OrthoPediatrics Corp. Founded in 2006, OrthoPediatrics is an orthopedic company focused exclusively on advancing the field of pediatric orthopedics. As such it has developed the most comprehensive product offering to the pediatric orthopedic market to improve the lives of children with orthopedic conditions. OrthoPediatrics currently markets over 70 products that serve three of the largest categories within the pediatric orthopedic market. This product offering spans trauma and deformity, scoliosis, and sports medicine/other procedures. OrthoPediatrics’ global sales organization is focused exclusively on pediatric orthopedics and distributes its products in the United States and over 70 countries outside the United States. For more information, please visit www.orthopediatrics.com. For more information about OrthoPediatrics’ Specialty Bracing portfolio, please visit https://opsb.com/. Investor Contact Philip Taylor Gilmartin Group philip@gilmartinir.com 415-937-5406